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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                               November 14, 2006
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                       1-10218               13-3489233
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                              26533 Evergreen Road
                           Southfield, Michigan 48076
                    (Address of principal executive offices)

                                 (248) 728-4500
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

On November 14, 2006, Collins & Aikman Corporation (the "Company") issued a press release announcing that it expects to sell its operations, in whole or in parts, to maximize the value of the enterprise for its creditors and preserve the largest number of jobs for its employees. The press release dated November 14, 2006 regarding the announcement is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statement and Exhibits.

      (c)  Exhibits

           99.1 Press Release dated November 14, 2006 issued by Collins & Aikman Corporation.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 15, 2006


                                   COLLINS & AIKMAN CORPORATION


                                   By: /s/ Stacy Fox
                                       ---------------------------------------
                                       Name:  Stacy Fox
                                       Title: Executive Vice President, Chief
                                              Administrative Officer & General
                                              Counsel



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                                  Exhibit Index


Exhibit No.     Description of Exhibit
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99.1            Press Release dated November 14, 2006 issued by Collins &
                Aikman Corporation.